SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

QRS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-21958	68-0102251
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1400 Marina Way South, Richmond, California	94804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 215-5000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2004, QRS Corporation issued a press release of the financial results for the third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit. The following document is furnished as an exhibit to this report.

99.1	Press Release issued by QRS Corporation dated October 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QRS CORPORATION

Date: October 27, 2004	By:	/s/ Elizabeth A. Fetter
	Name:	Elizabeth A. Fetter
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press Release issued by QRS Corporation dated October 27, 2004